SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: October 29, 2009

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	0-13078	13-3180530
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the Filings) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements and except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with the exhibits attached to this Current Report on Form 8-K.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2009, the Board of Directors of Capital Gold Corporation (the “Company”) appointed Mr. Stephen M. Cooper to the Board.

Mr. Cooper serves as an independent director and is expected to be appointed to the Compensation Committee and the Nominating and Corporate Governance Committee which the Board of Directors of the Company expects to form in the near future.

There is no arrangement or understanding between Mr. Cooper and any other persons pursuant to which Mr. Cooper was selected as a director, and there are no related party transactions involving Mr. Cooper that are reportable under Item 404(a) of Regulation S-K.

There are no material plans, contracts or arrangements to which Mr. Cooper is a party or in which he participates nor has there been any material amendment to any plan, contract or arrangement by virtue of Mr. Cooper’s appointment.

A copy of the press release announcing the appointment of Mr. Cooper to the Company's board is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01          Financial Statement and Exhibits.

 (d) Exhibits.

Exhibit
No.	Description

99.1	Press Release of Capital Gold Corporation dated October 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

/s/ Gifford Dieterle
Name: Gifford Dietele
Title: Chief Executive Officer and Treasurer

Dated: October 29, 2009